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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          Current Report
                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                   Date of Report: May 20, 1998


BLACKHAWK BANCORP, INC.

                            WISCONSIN


     0-18599                                 39-1659424 (I.R.S. Employer
(Commission File No.)                                   Identification No.)

                         400 Broad Street
                         Beloit, WI 53511

                          (608) 364-8911

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ITEM 4.   Changes in Company's Certifying Accountant.

          On May 13, 1998, the Board of Directors of Blackhawk Bancorp, Inc. (the "Company") approved the replacement of Lindgren, Callihan, VanOsdol and Co.,LTD. with Wipfli, Ullrich, Bertelson, LLP as the Company's independent certified public accountants for the fiscal year ended December 31, 1998. Lindgren, Callihan, VanOsdol and Co., LTD. was notified of its dismissal, and Wipfli, Ullrich, Bertelson, LLP of its engagement, on May 14, 1998.

          During the Company's two most recent fiscal years and through May 13, 1998, there were no disagreements with Lindgren, Callihan, VanOsdol and Co., LTD. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lindgren, Callihan, VanOsdol and Co., LTD., would have caused that firm to make reference to the subject matter of the disagreement in connection with its report.

          Lindgren, Callihan, VanOsdol and Co., LTD's report on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Company's two most recent fiscal years and through May 13, 1998, there were no reportable events (as described in Regulation S-K
          Item 304(a)(1)(v)).

          The Company has provided Lindgren, Callihan, VanOsdol and Co., LTD. with a copy of the disclosures contained herein and has requested that Lindgren, Callihan, VanOsdol and Co., LTD. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of Lindgren, Callihan, VanOsdol and Co., LTD's letter dated May 18, 1998 is filed as Exhibit 16 to this Form 8-K.
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ITEM 7:   Financial Statements and Exhibits

          (c) Exhibits. See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.

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                                                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Reg-istrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.

                                                    Blackhawk Bancorp, Inc.


DATE: May 19, 1998

By: /s/ Jesse L. Calkins
----------------------------------
        Jesse L. Calkins
        Senior Vice President and Chief Financial Officer
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                                  BLACKHAWK BANCORP, INC.
                                        Exhibit Index
                                             To
                                   Form 8-K Current Report
                            (Date of Event Reported: May 19, 1998)


Exhibit                                                       Filed
Number                             Description               Herewith
--------                          -------------            -----------

16                       Letter of Lindgren, Callihan,          X
                         VanOsdol and Co., LTD. to
                         the Securities and Exchange
                         Commission



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                            Exhibit 16



                           May 19, 1998





Fax Transmission


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have reviewed and agree with the comments in Item 4 of the Form 8-K of Blackhawk Bancorp, Inc., dated May 19, 1998.


/s/ Lindgren, Callihan, VanOsdol & Co., LTD.

LINDGREN, CALLIHAN, VANOSDOL
& CO., LTD.

Rockford, IL



cc:Mr. Jesse Calkins, Chief Financial Officer
   Blackhawk Bancorp, Inc.